AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT
This AMENDMENT NO. 2 TO Receivables Purchase Agreement dated as of November 1, 2012, is among:
(a)    BWA Receivables Corporation, a Delaware corporation (“Seller”),
(b)    BorgWarner Inc., a Delaware corporation (“BWI”), as initial Collection Agent and as Performance Guarantor,
(c)    Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, National Association (“Wells Fargo” or a “Purchaser” and, together with its successors and assigns, the “Purchasers”), and
(d)    Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, National Association, in its capacity as Administrative Agent for the Purchasers (in such capacity, together with its successors and assigns, the “Administrative Agent”).
PRELIMINARY STATEMENT
Seller, BWI, Wells Fargo and the Administrative Agent are parties to that certain Receivables Purchase Agreement dated as of December 21, 2009 (as amended from time to time, the “Agreement;” capitalized terms used and not otherwise defined herein being used with the meanings attributed thereto in the Agreement). Seller has requested that Wells Fargo make certain amendments to the facility evidenced by the Agreement, and Wells Fargo and the Administrative Agent are willing to agree to such amendments on the terms, and subject to the conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments.
1.1.    Section 5.1(a)(i)(B) of the Agreement is hereby amended to delete “audited” where it appears and to substitute in lieu thereof “unaudited.”
1.2.    Schedule A to the Agreement is hereby amended to delete “$80,000,000” in each place where it appears and to substitute in lieu thereof “$110,000,000.”
1.3.    The definition of “Dilution Reserve” set forth in Exhibit I to the Agreement is hereby amended to delete “2.00” where it appears and to substitute in lieu thereof “1.50.”
1.4.    The definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

“Eligible Receivable” means a Receivable:
(a)    the Obligor of which (i) if a natural person, is a resident of the United States or Canada or, if a corporation or other business organization, is organized under the laws of the United States of Canada or any political subdivision thereof or has its chief executive office in the United States or Canada; (ii) is not an Affiliate of any of the parties hereto; or (iii) is not a government or a governmental subdivision or agency (unless the Assignment of Claims Act of 1940, as amended, has been complied with),
(b)    which is not a Defaulted Receivable or owing from an Obligor as to which more than 50% of the aggregate Outstanding Balance of all Receivables owing from such Obligor are Defaulted Receivables,
(c)    which by its terms is due and payable within 65 days of the original billing date therefor,
(d)    which is an “account” or a “payment intangible” as defined in section 9-102 of the UCC of all applicable jurisdictions,
(e)    which is denominated and payable only in United States dollars in the United States,
(f)    which arises under a Contract, invoice or other written contractual obligation which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms,
(g)    which arises under a Contract, invoice or other written contractual obligation that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator,
(h)    which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,
(i)    which satisfies in all material respects all applicable requirements of the Credit and Collection Policy,
(j)    which was generated in the ordinary course of the applicable Originator's business,
(k)    which arises solely from the sale of goods or the provision of services to the related Obligor by the applicable Originator, and not by any other Person that is not an Originator (in whole or in part),
(l)    as to which the Administrative Agent has not notified Seller that the Administrative Agent has determined, acting reasonably, that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to the Administrative Agent, acting reasonably,
(m)    which is not subject to (i) any right of rescission or set-off, or (ii) any currently asserted counterclaim or other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against any Originator or any other Adverse Claim, and the Obligor thereon holds no right as against any Originator to cause any Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); provided, however, that if such dispute, offset, counterclaim or defense affects only a portion of the Outstanding Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding Balance which is not so affected, and provided, further, that Receivables of any Obligor which has any accounts payable by the applicable Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Administrative Agent, that such Receivables shall not be subject to such offset,
(n)    as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,
(o)    as to which all right, title and interest to and in which has been validly transferred by the applicable Originator directly or indirectly to Seller pursuant to one or both of the Purchase Agreement, and Seller has good and marketable title thereto free and clear of any adverse claim, and
(p)    payable into a Lock-Box or Lock-Box Account that is the subject to a Lock-Box Agreement.
1.5.    The definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended to delete “December 21, 2012” where it appears and to substitute in lieu thereof “October 31, 2014.”
1.6.    The definition of “LIBOR Market Index Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:
“LIBOR Market Index Rate” means, for any day, the one-month Eurodollar Rate for U.S. dollar deposits as reported on the Reuters Screen

LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrative Agent from another recognized source for interbank quotation), in each case, changing when and as such rate changes.
1.7.    The definition of “Loss Reserve” set forth in Exhibit I to the Agreement is hereby amended to delete “2.00” where it appears and to substitute in lieu thereof “1.50.”
1.8.    The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended to delete “$80,000,000” where it appears and to substitute in lieu thereof “$110,000,000.”
1.9.    The definition of “Required Reserve Factor Floor” set forth in Exhibit I to the Agreement is hereby amended to delete “21.00” where it appears and to substitute in lieu thereof “17.00.”
1.10.    Exhibit IV to the Agreement is hereby amended and restated in its entirety to read as set forth in Annex A to this Amendment.
Section 2. Representations. In order to induce the Administrative Agent and the Purchaser to enter into this Amendment, each of the Seller Parties hereby represents and warrants to them as follows: (a) after giving effect to this Amendment, each of such Seller Party's representations and warranties set forth in Article III of the Agreement is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date, (b) the execution and delivery by such Seller Party of this Amendment and the performance of its obligations under the Agreement as amended hereby are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part, (c) this Amendment has been duly executed and delivered by such Seller Party, (d) the execution and delivery by such Seller Party of this Amendment and the performance of its obligations under the Agreement as amended hereby not contravene or violate (i) its Organic Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and (e) this Amendment constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
Section 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent's counsel of (a) counterparts hereof, duly executed by each of the parties hereto, (b) counterparts of a second amended and restated

Fee Letter, duly executed by the Administrative Agent and Seller, and payment of the Arrangement Fee (under and as defined therein), and (c) payment in full of its legal fees associated with this Amendment and the other Transaction Documents.
Section 4. Miscellaneous.
4.1.    CHOICE OF LAW.
THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
4.2.    CONSENT TO JURISDICTION.
EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE ADMINISTRATIVE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.
4.3.    WAIVER OF JURY TRIAL.
EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
4.4.    Ratification; Binding Effect. Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect, and BWI hereby ratifies and reaffirms its obligations under the Performance Undertaking. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

4.5.    Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BWA Receivables Corporation, as Seller

By:    /s/ Thomas McGill
Name: Thomas McGill
Title: President

BORGWARNER INC., as the Collection Agent and as Performance Guarantor

By:    /s/ James Hohenadel
Name: James Hohenadel
Tile: Assistant Treasurer

WELLS FARGO BANK, N.A.,
individually as a Purchaser and as Administrative Agent

By:    /s/ Michael J. Landry
Name: Michael J. Landry
Title: Vice President

Annex A

Exhibit IV
Lock-Boxes and Lock-Box Accounts